                                                CERTIFICATION PURSUANT TO
                                                 18 U.S.C. SECTION 1350,
                                                  AS ADOPTED PURSUANT TO
                                      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar International Corporation (the "Company") on Form 10-Q for the
period ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Daniel C. Ustian, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to
ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of
            1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel C. Ustian
-------------------------------
Daniel C. Ustian
Chief Executive Officer
March 14, 2003

This certification accompanies the Report pursuant toss.906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                           E-6